UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2015

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1175 Lancaster Avenue, Suite 200

Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors

(b) On June 5, 2015, Richard S. Braddock, a member of the Board and Chairman of the Nominating Committee, tendered his resignation effective as of June 5, 2015 for personal reasons. Mr. Braddock has served on the Board since February 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2015

JETPAY CORPORATION

By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer